UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) July 3, 2024
_________________________________
Sonida Senior Living, Inc.
(Exact name of registrant as specified in its charter)
_________________________________
Delaware
(State or other jurisdiction of incorporation)

1-13445		75-2678809
(Commission File Number)		(IRS Employer Identification No.)

14755 Preston Road
Suite 810
Dallas,	Texas	75254
(Address of principal executive offices)		(Zip Code)
(972) 770-5600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
_________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SNDA	New York Stock Exchange

Item 4.01 Changes in Registrant’s Certifying Accountant.

(b) Engagement of New Independent Registered Public Accounting Firm

On July 3, 2024, the Audit Committee (the “Audit Committee”) of the Board of Directors of Sonida Senior Living, Inc., a Delaware corporation (the “Company”) approved the engagement of BDO USA, P.C. (“BDO”), effective July 3, 2024, as its independent registered public accounting firm for the fiscal year ending December 31, 2024. BDO will audit the Company's financial statements for the fiscal year ending December 31, 2024 and will conduct reviews of the Company's unaudited quarterly financial statements beginning with the quarterly period ending June 30, 2024.

During the Company’s two most recent fiscal years ended December 31, 2023 and December 31, 2022 and the subsequent interim periods prior to the engagement of BDO, neither the Company, nor anyone on the Company’s behalf consulted with BDO regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively.

Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

104	Cover Page Interactive Date File-formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	Sonida Senior Living, Inc.

July 3, 2024	By:	/s/ KEVIN J. DETZ
	Name:	Kevin J. Detz
	Title:	Executive Vice President and Chief Financial Officer